    As filed with the Securities and Exchange Commission on August 6, 2001

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of report (date of earliest event reported):
                                 July 25, 2001

Commission          Exact name of registrant as specified in its charter,         I.R.S. Employer
File Number         state of incorporation, address of principal                  Identification
                    executive offices, and telephone number                       Number

1-15929             Progress Energy, Inc.                                         56-2155481
                    410 S. Wilmington Street
                    Raleigh, North Carolina 27601-1748
                    Telephone:  (919) 546-6411
                    State of Incorporation: North Carolina


     The address of the registrant has not changed since the last report.

ITEM 5.  OTHER EVENTS


         On July 25, 2001 the Registrant issued a press release announcing its 2001 second quarter earnings. Portions of such press release are filed herewith as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PROGRESS ENERGY, INC.
                            Registrant

                            By:   /s/ Peter M. Scott III
                                  ---------------------------
                                  Peter M. Scott III
                                  Executive Vice President and
                                  Chief Financial Officer

Date:  August 6, 2001

                                 EXHIBIT INDEX


      99.1 Portions of press release of Progress Energy, Inc., announcing its 2001 second quarter earnings, dated July 25, 2001.